Exhibit 99.2

                                  CONSECO, INC.


                 $675 NEW SENIOR SECURED TERM LOAN FACILITY(1)

                         SUMMARY OF TERMS AND CONDITIONS

BORROWER:                       Conseco, Inc., a Delaware corporation (the
                                "Borrower").

GUARANTORS:                     The Subsidiary Guarantors (as defined in the
                                Credit Agreement). All guarantees will be guarantees of payment and not of collection.

ADMINISTRATIVE AND
   COLLATERAL AGENT:            Bank of placecountry-regionAmerica, N.A. ("Bank
                                of America"), as sole and exclusive
                                administrative and collateral agent (the
                                "Agent").

SYNDICATION AGENT:              JPMorgan Chase Bank, N.A.

JOINT LEAD
  ARRANGERS AND
  JOINT BOOKRUNNING
  MANAGER:                      Banc of America Securities LLC ("BAS") and J.P.
                                Morgan Securities Inc. ("JP Morgan") will act as joint lead Arrangers and joint bookrunning managers (the "Lead Arrangers") for the New Term Loan Facility.

LENDERS: A syndicate of banks, financial institutions and institutional lenders (the "Lenders") acceptable to the Lead Arrangers and the Agent and, in the case of any bank, financial institution or institutional lender that is not already party to the Credit Agreement, consented to by the Borrower (which consent shall not be unreasonably withheld or delayed).

NEW TERM LOAN
   FACILITY:                    A new $675.0 million term loan facility to be
                                used to refinance in full the aggregate
                                principal amount all Term Loans outstanding on the Amendment Effective Date (as defined below) under the Credit Agreement, for general corporate purposes, and to pay related transaction fees and expenses, all of which will be drawn on the Amendment Effective Date (the
                                "New Term Loan Facility").

INCREMENTAL FACILITY:           Same as the Existing Credit Agreement, except
                                that the maximum amount of such Incremental
                                Facility shall be increased to $330.0 million.



------------
(1) Note that, except with respect to the Mandatory Prepayment section and Selected Financial Covenants, which are summarized herein, the terms and conditions of the Revolving Credit Facility under the Credit Agreement remain unchanged unless specifically noted.

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AMENDMENT EFFECTIVE
   DATE: The date on or before October 31, 2006 on which the conditions to the making of the initial advances under the New Term Loan Facility shall have been satisfied (or waived) (the "Amendment Effective Date").

INTEREST RATES;
   CALCULATION OF
   INTEREST AND FEES:           The Applicable Margin for the New Term Loan
                                Facility shall be (a) 2.00% per annum, in the case of Eurodollar Rate Loans, and (b) 1.00% per annum, in the case of Base Rate Loans. Each
                                Interest Period in effect in respect of the Term
                                Loans shall be terminated on the Amendment
                                Effective Date and the Borrower shall reimburse each existing Lender for actual losses and expenses incurred pursuant to Section 3.04(d) of the Credit Agreement.

MATURITY:                       The New Term Loan Facility will mature on the
                                date that is the seventh anniversary of the Amendment Effective Date (the "Maturity Date").

SCHEDULED
   AMORTIZATION:                Quarterly amortization of principal (in equal
                                installments), with 0.25% of the initial aggregate amount of loans under the New Term
                                Loan Facility to be payable at the end of each March, June, September and December and the balance due and payable on the Maturity Date
                                (collectively, the "Scheduled Amortization").

OPTIONAL
   PREPAYMENTS AND
   COMMITMENT
   REDUCTIONS:                  Same as in the Credit Agreement. Optional
                                prepayments will be applied as directed by the Borrower.

MANDATORY
   PREPAYMENTS:                 Based on the existing Credit Agreement (the
                                terms of which are summarized below), except (i) as specifically noted below, and (ii) that the requirement that the Borrower's Insurance
                                Subsidiaries (other than Conseco Senior Health
                                Insurance Company, Bankers Life Insurance
                                Company of Illinois, Conseco Life Insurance
                                Company of Texas and Bankers Conseco Life
                                Insurance Company) have a financial strength rating of not less than A- from A.M. Best
                                Company, in each case at the time such
                                prepayment is required to be made, shall be amended to apply to the recapture of excess cash flows generated in 2008 (excess cash flow payments for Fiscal Years 2006 and 2007 shall be eliminated) or thereafter (and payment shall be due in the following year).

                                Key Mandatory Repayment Provisions in Credit
                                Agreement. Section 2.08(b) of the Credit
                                Agreement provides for mandatory repayments as set forth in clauses (i) through (vi) below, unless (x) the Debt to Total Capitalization Ratio is equal to or less than 20% and (y) with respect to Excess Cash Flow generated in 2008 or thereafter, each of the Company's Insurance Subsidiaries (other than Conseco Senior Health Insurance Company, Bankers Life Insurance Company of Illinois, Conseco Life Insurance Company of Texas and Bankers Conseco Life

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                                Insurance Company) has a financial strength
                                rating of not less than A- from A.M. Best
                                Company, in each case at the time such
                                prepayment is required to be made; provided, however, that the foregoing exclusion from the obligation to make mandatory prepayments will not apply to prepayments required in respect of the Net Proceeds of unsecured Indebtedness permitted under Section 7.01(a)(xiv) in excess of $100.0 million in the aggregate and Permitted Convertible Indebtedness.

                                (i) 100% of all Net Proceeds of Indebtedness incurred by the Borrower or any Subsidiary, with exceptions for certain Indebtedness permitted under Section 7.01 of the Credit Agreement;

                                (ii) 50% of all Net Proceeds from issuances of Capital Stock or other equity in the Borrower or any Subsidiary, with certain permitted exceptions (the same as in the current Credit Agreement);

                                (iii) 100% of the Net Proceeds from Assets
                                      Sales, subject to an aggregate threshold of $5.0 million, as well as reinvestment provisions;

                                (iv)  100% of the Net Proceeds from Casualty
                                      Events, subject to an increased aggregate threshold of $10.0 million (previously $5.0 million in Section 2.08(b)(iv) of the Credit Agreement) as well as replacement provisions (including an amendment to increase in the permissible reinvestment period in Section 2.98(b)(iv) from 180 days and 270 days to one year);

                                (v)   50% of the Excess Cash Flow for each
                                      Excess Cash Calculation Period, subject to reductions for amounts required to be returned to or invested in any Insurance Subsidiary and voluntary prepayments of Loans made during the relevant Calculation Period; and

                                (vi) If the Total Revolving Credit Outstandings exceed the availability limit under the Revolving Credit Facility at any time, repayment of the amount equal to such excess.

                                Each prepayment shall be applied first to the Term Loans for application to the next 4 scheduled principal payments thereof after the occurrence of the event giving rise to such prepayment in direct order of maturity, second, to the Term Loans for application ratably to the remaining principal repayment installments thereof until paid in full and, third, to the Revolving Credit Facility in the manner set forth in Section 2.08(d).

SECURITY:                       Same as in the Credit Agreement.

CONDITIONS PRECEDENT
   TO CLOSING:                  The initial extension of credit under the New
                                Term Loan Facility will be subject to
                                satisfaction (or waiver) of usual and customary conditions precedent for a transaction of this type, and others reasonably deemed appropriate by the Lead Arrangers, including but not limited to: (a) satisfactory documentation for the Amendment executed by the Lenders

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                                and the Borrower, and, in each case, consented
                                to by each Subsidiary Guarantor; (b) all of the representations and warranties in the Amendment and the Loan Documents shall be true and correct in all material respects (inclusive of all materiality qualifiers); (c) no Defaults or Events of Default shall have occurred and be continuing; (d) absence of any change, occurrence or development that could have a Material Adverse Effect; (e) satisfactory opinions of counsel in respect of the New Term Loan Facility, corporate resolutions, certificates and other documents and continuing perfection of security interests in the Collateral; (f) compliance with margin regulations; (g) payment of the fees set forth in the Fee Letters attached hereto and other reasonable invoiced expenses required to be paid pursuant to the terms of the Commitment Letter and the losses and expenses of each existing Lender pursuant to Section 3.04(d) of the Credit Agreement; and (h) proceeds from the New Term Loan Facility shall be applied to refinance in full the aggregate principal amount all Term Loans outstanding on the Amendment Effective Date under the Credit Agreement and to pay related transaction fees and costs.

REPRESENTATIONS AND
   WARRANTIES:                  Same as in the Credit Agreement, except that,
                                with respect to the representations and
                                warranties in Sections 5.11(a) and (c) of the Credit Agreement, (x) references to December 31,
                                2004 shall be amended to refer to December 31, 2005, and (y) references to June 30 and March 31
                                2005 shall be amended to refer to June 30 and March 31, 2006, respectively.

AFFIRMATIVE
   COVENANTS:                   Same as in the Credit Agreement.

NEGATIVE COVENANTS:             Same as in the Credit Agreement with:

                                (a)  The following modifications to Article 7:

                                     (i)   the Capitalized Lease Liabilities and
                                           Purchase Money Debt limit in Section
                                           7.01(a)(viii)(A) shall be increased
                                           from $40.0 million to $50.0 million;

                                     (ii)  the intercompany Indebtedness limit
                                           in Section 7.01(a)(x) shall be
                                           increased from $30.0 million to $40.0
                                           million;

                                     (iii) the other unsecured Indebtedness
                                           limit in Section 7.01(a)(xiv) shall
                                           be increased from $100.0 million to
                                           $150.0 million;

                                     (iv)  the cash collateral securing
                                           Permitted Swap Obligations limit in
                                           Section 7.02(c) shall be increased
                                           from $35.0 million to $60.0 million;
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                                     (v)   the cash collateral securing letters
                                           of credit issued in respect of
                                           obligations to insurers limit in
                                           Section 7.02(f)(ii) shall be
                                           increased from $15.0 million to $20.0
                                           million;

                                     (vi)  the Restricted Payments basket in
                                           Section 7.08(g)(i) shall be increased
                                           from $50.0 million to $150.0 million;

                                     (vii) the addition of new Restricted
                                           Payment Provisions in Section 7.08
                                           permitting the payment of the cash
                                           amount to be paid upon conversion of
                                           (A) any Permitted Convertible
                                           Indebtedness by the holder thereof,
                                           and/or (B) any of the Borrower's 3
                                           1/2% convertible debentures (the
                                           "Convertible Debentures"), in each
                                           case only so long as, after giving
                                           pro forma effect to such payment and
                                           conversion, the Debt to Total
                                           Capitalization Ratio is equal to or
                                           less than 25%;

                                     (viii)the Acquisitions (other than
                                           Acquisitions constituting
                                           Investments) limit in Section
                                           7.09(l)(i) shall be increased from
                                           $100.0 million per Fiscal Year and
                                           $300.0 million aggregate shall be
                                           increased to $150.0 million per
                                           Fiscal Year and $450.0 million
                                           aggregate; and

                                     (ix)  the Acquisitions (other than
                                           Acquisitions constituting
                                           Investments) limit in Section
                                           7.09(l)(ii) (which is also dependent
                                           on certain other tests being met)
                                           shall be increased from $250.0
                                           million per Fiscal Year and $500.0
                                           million aggregate shall be increased
                                           to $500.0 million per Fiscal Year and
                                           $1,000.0 million aggregate;

                                (b)  Changes to the definition of "Pro Forma
                                     Basis" to include reasonably identifiable and factually supportable cost savings certified by an agreed-upon financial officer;

                                (c)  Changes to the definition of "Conseco
                                     Available Cash Flow" to provide add-backs for recently disclosed litigation expenses, not to exceed an amount to be determined; and

                                (d)  Changes to the Credit Agreement provide
                                     that, following the conversion into common equity of the Permitted Convertible Indebtedness in May 2007, all calculations for determining compliance with the Interest Coverage Ratio set forth in
                                     Section 7.12 of the Credit Agreement shall include payment of cash dividends, on a pro forma basis after giving effect to such conversion, as if such conversion had occurred at the beginning of the period being measured for such pro forma calculation.

SPECIFIC FINANCIAL
   COVENANTS:                   Same as in the Credit Agreement, unless
                                otherwise noted (each section as summarized
                                below):
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                                7.11  Debt to Total Capitalization Ratio. The
                                      Borrower shall maintain at all times a
                                      Debt to Total Capitalization Ratio of not more than 30% (previously 25%).

                                7.12  Interest Coverage Ratio. The Borrower
                                      shall not permit the Interest Coverage
                                      Ratio as of the end of any Fiscal Quarter ending during each period set forth below for the four Fiscal Quarters then ended (or, if less, the number of full Fiscal Quarters commencing after the Effective
                                      Date) to be less than 2.00 to 1
                                      (eliminating the increase to 2.50 to 1 in July 2007 presently in the Credit Agreement).

                                7.14 Aggregate RBC Ratio. The Borrower shall not permit the Aggregate RBC Ratio as of the end of any Fiscal Quarter to be less than 250% (there was previously an increase from 245% to 250% in April 2006 under the Credit Agreement).

                                7.15  Combined Statutory Capital and Surplus
                                      Level. The Borrower shall not permit the Combined Statutory Capital and Surplus of the Insurance Subsidiaries as of the end of any Fiscal Quarter to be less than $1,270.0 million.

EVENTS OF DEFAULT/
   ASSIGNMENTS AND
   PARTICIPATIONS/
   WAIVERS AND
   AMENDMENTS:                  Same as in the Credit Agreement, except with an
                                increase in the threshold amounts set forth in
                                Section 8.01(e) (Cross Default, including with respect to Swap Termination Value) and Section
                                8.01(i) (Judgments) from $40.0 million to $50.0 million.

INDEMNIFICATION:                Same as in the Credit Agreement.

GOVERNING LAW:                  New York.

EXPENSES:                       Same as in the Credit Agreement.

COUNSEL TO THE
   AGENT:                       Shearman & Sterling LLP.

MISCELLANEOUS:                  This term sheet is intended as an outline only
                                and does not purport to summarize all the conditions, covenants, representations, warranties and other provisions that would be contained in the Amendment or the Credit
                                Agreement, as amended by the Amendment. Each of the parties shall (i) waive its right to a trial by jury and (ii) submit to New York jurisdiction.